Offerings - Offering: 1	Nov. 03, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 585,872,467
Fee Rate	0.01381%
Amount of Registration Fee	$ 80,908.99
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per Share as of September 30, 2025, of $25.27. This amount is based upon the offer to purchase up to 23,184,506 common shares of beneficial interest, par value $0.01 per share, of HPS Corporate Lending Fund.